                                                                   EXHIBIT 99.1
                                                                   ------------

                                  PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                        ABFS Mortgage Loan Trust 1998-3

                            APPROXIMATE CLASS SIZES

-------------------------------------------------------------------------------
                            FIXED RATE CERTIFICATES
               *********Conforming Fixed Rate Collateral*********

                [$43,100,000]  Class A-1 FIXED RATE CERTIFICATES


                [$30,000,000]  Class A-2 FIXED RATE CERTIFICATES


               [$105,100,000]  Class A-3 FIXED RATE CERTIFICATES


-------------------------------------------------------------------------------
                           FLOATING RATE CERTIFICATES
            *********Non-Conforming Fixed Rate Collateral*********


                [$19,800,000]  Class A-4 FLOATING RATE CERTIFICATES






The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1998-3 transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-3


                                         PRICING INFORMATION
                                      (FIXED RATE CERTIFICATES)
                               --------------------------------------


Class:                   A-1             A-2             A-3


Approximate
Face Amount:      [43,100,000]      [30,000,000]      [105,100,000]

Coupon:              [6.400]           [6.020]          [6.295]

Price:               [100-00]          [100-00]         [100-00]

Yield:               [5.926]           [5.831]          [6.271]

Spread:               [90]              [100]            [147]

Exp Avg Life
to Maturity:         [0.806]yrs       [1.628]yrs      [5.136]yrs

Exp Avg Life
to Call:             [0.806]yrs       [1.628]yrs      [4.740]yrs

Exp 1st
Prin Pmt:            [10/25/1998]    [12/25/1999]    [10/25/2000]

Exp Mat
to call:             [12/25/1999]    [10/25/2000]    [10/25/2006]


Exp Mat:             [12/25/1999]    [10/25/2000]    [11/25/2014]

Stated Mat:          [11/25/2009]    [07/25/2014]    [01/25/2030]

Exp Rating
(S&P/Moody's):          AAA/Aaa         AAA/Aaa         AAA/Aaa

Pricing Spd:            25% HEP         25% HEP         25% HEP

Pricing Date:           [--------------9/14/98--------------]

Investor
Settle Date:            [--------------9/29/98--------------]

Cut-off Date
(Close of Business):    8/31/98         8/31/98         8/31/98

Pmt Delay:              24 days         24 days         24 days

Dated Date:             9/1/98          9/1/98          9/1/98

Int Pmt:                30/360          30/360          30/360

Pmt Terms:              Monthly         Monthly         Monthly

1st Int.
Pmt Date:               10/25/98        10/25/98        10/25/98

Collateral
Type ("Pool A"):        Fixed Rate      Fixed Rate      Fixed Rate
                        Conforming      Conforming      Conforming
SMMEA
Eligibility:            non-SMMEA       non-SMMEA       non-SMMEA



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-3


*Class A-3 Coupon Step-up:      Class A-3 is priced to
                                call. If the Servicer does not exercise the Cleanup Call, the coupon on Class A-3 will increase 50 basis points.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Fixed Rate
                                   Certificateholders;
                                7) Monthly principal to the Fixed Rate
                                   Certificateholders (as described below);
                                8) Excess cashflow to build
                                   over-collateralization ("O/C"); and
                                9) Any remaining excess cashflow to the holders
                                   of the Class R Certificates.

Fixed Rate Class A Certificate
Principal Paydown:              1) To the Class A-1 through A-3 Certificates,
                                   in sequential order









         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-3


                              PRICING INFORMATION
                         (FLOATING RATE CERTIFICATES)
                    --------------------------------------


Class:                  A-4**

Approximate
Face Amount:        [19,800,000]

Coupon:               [5.882]

Price:                [100-00]

Yield:                [6.041]

Spread:                 [30]

Exp Avg Life
to Maturity:          [3.430]yrs

Exp Avg Life
to Call:              [3.157]yrs

Exp 1st
Prin Pmt:             [10/25/1998]

Exp Mat
to call:              [06/25/2006]


Exp Mat:              [10/25/2013]

Stated Mat:           [10/25/2029]

Exp Rating
(S&P/Moody's):          AAA/Aaa

Pricing Spd:            25% HEP

Pricing Date:         [09/14/1998]

Investor
Settle Date:            [9/29/98]

Cut-off Date
(Close of Business):    8/31/98

Pmt Delay:              0 days

Dated Date:             [9/29/98]

Int Pmt:                actual/360

Pmt Terms:              Monthly

1st Int.
Pmt Date:               10/25/98

Collateral
Type ("Pool B"):        Fixed Rate
                        Non-Conforming

SMMEA
Eligibility:            non-SMMEA






         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-3


**Class A-4 Pass-Through Rate:  The lesser of:
                                1)  One Month LIBOR + [30]bps
                                2)  Available Funds Cap

**Class A-4 Coupon Step-up:     Class A-4 is priced to the
                                call. If the Servicer does not exercise the Cleanup Call, the Class A-4 Pass-Through Rate will equal the lesser of:
                                1)  One Month LIBOR + (2 x [30]bps)
                                2)  Available Funds Cap

Available Funds Cap:            A rate equal to the weighted
                                average gross coupon rate on the Pool B
                                Mortgage Loans for such Distribution Date less the Expense Fee Rate and the Credit Spread
                                Rate.

                                Expense Fee Rate = 0.73% for servicing fee, trustee fee and surety fee. Credit Spread Rate = 0.75% to provide excess spread for building overcollateralization and for covering any losses which may occur.

LIBOR Interest Carryover:       If, on any Disbribution Date, the Class A-4
                                Pass-Through is based upon the Available Funds
                                Cap, the excess of (i) the amount of interest
                                Class A-4 would be entitled to receive on such Disbribution Date at the then-applicable LIBOR
                                Rate over (ii) the amount of accrued interest for such Distribution Date at the Available
                                Funds Cap, together with the unpaid protion of any such excess from prior Disbribution Dates
                                (and interest accrued thereon at the
                                then-applicable LIBOR Rate) is referred to as the LIBOR Interest Carryover. Any LIBOR
                                Interest Carryover will be carried forward to the next Distribution Date until paid from sources of funds and in the priority set forth in the Pooling and Servicing Agreement. The
                                LIBOR Interest Carryover will not be insured by the FSA guarantee.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest and LIBOR Interest
                                   Carryover for Class A-4 Certificateholders;
                                7) Monthly principal to the Class A-4
                                   Certificateholders (as described below);
                                8) Excess cashflow to build
                                   over-collateralization ("O/C"); and
                                9) Any remaining excess cashflow to the holders
                                   of the Class R Certificates.

Class A-4 Certificate
Principal Paydown:              All principal collected from Pool B is passed
                                through to the Class A-4 Certificateholders.





         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-3

                               SUMMARY OF TERMS
                          --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1998-3 Mortgage Pass-Through
                        Certificates, Series 1998-3 Class A-1, A-2, A-3 (the
                        "Fixed Rate Certificates") and Class A-4 (the
                        "Floating Rate Certificates", together with the Fixed
                        Rate Certificates, the "Class A Certificates").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage and New Jersey Mortgage Investment
                        Company will act as subservicers.

Originators:            American Business Credit, Inc., Home American Credit,
                        Inc., d/b/a Upland Mortgage and New Jersey Mortgage
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Trustee: The Chase Manhattan Bank, a New York banking corporation.

Aggregate
Certificate Balance:    [$198,000,000]

Securities Offered:     100% FSA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           [9/14/98]

Investor
Settlement Date:        [9/29/98]

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Pass-Through Rate:      [6.400]% on Class A-1 Certificates
                        [6.020]% on Class A-2 Certificates
                        [6.295]% on Class A-3 Certificates
                        [1M L + 0.30]% on Class A-4 Certificates*

                        *Subject to the Class A-4 Available Funds Cap

Prepayment
Assumption:             25% HEP (2.5% CPR in month 1 with monthly incremental
                        increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 25th day of each month (or, if any such date
                        is not a business day, the first business day thereafter) commencing in October 1998. The payment delay will be 24 days for the Fixed Rate Certificates and zero days for the Floating Rate Certificates.

Interest Accrual
Period: With respect to any Distribution Date, interest on the Fixed Rate Certificates will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

                        With respect to any Distribution Date, interest on the Floating Rate Certificates will accrue during the period from the Distribution Date in the immediately preceding month (or, in the case of the first Distribution Date, from the Closing Date) to the day immediately preceding the related Distribution Date. Interest on the Floating Rate Certificates will be calculated on the basis of a 360-day year for the actual number of days elapsed in each Accrual Period.

Optional
Cleanup Call:           The Servicer may call the Class A Certificates
                        on any Remittance Date when the then-outstanding collateral balance (Pool A & Pool B) is less than or equal to 10% of the original collateral balance (Pool
                        A & Pool B).

                        The Servicer may also call the Class A-4 seperately on any Remittance Date when the then-outstanding Class A-4 principal balance is less than or equal to 10% of the original Class A-4 principal balance.


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-3


Fixed Rate Certificates
Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow from Pool A and Pool B
                            (once O/C requirements of the Floating Rate
                            Certificates are satisfied).

Floating Rate Certificates
Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow from Pool B and Pool A
                            (once O/C requirements of the Fixed Rate
                            Certificates are satisfied).

Certificate Insurer:    Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "AAA" by Standard
                        & Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Class A Certificates.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Class A Certificates relative to the amortization of the related collateral (i.e., Pool A for the Fixed Rate Certificates and Pool B for the Floating Rate Certificates), generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the related collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the related collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. On the first payment date, 0% of the excess cashflow available from each pool will be directed to build O/C; after the first payment date, 80% of the excess cashflow available from the related collateral will be directed to build O/C until the pool initially reaches its required O/C target. After each pool initially reaches its required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain its required O/C level. If the required O/C level is not maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to maintain the required O/C level. If either Pool's O/C target is reached before the other's, 80% of the excess cashflow from the "satisfied" Pool will be directed to build O/C on the "unsatisfied" Pool until the "unsatisfied" Pool initially reaches its required O/C target. Under this scenario, after the "unsatisfied" Pool initially reaches its required O/C target, the acceleration feature from the "satisfied" and "unsatisfied" Pools' excess cashflow will cease. If the acceleration feature is once again necessary to maintain either of the Pool's required O/C level and the other Pool's required O/C level is satisfied, 100% of the excess cashflow from the "satisfied" Pool (in addition to the excess cashflow from the "unsatisfied" Pool) will be applied to build O/C, as necessary, to maintain such Pool's required O/C level.

Overcollateralization
Levels for Pool A &
Pool B (Approx.):       Initial O/C based on original collateral balance: [1.0%]
                        O/C Target based on original collateral balance:  [5.0%]
                        These O/C percentages are subject to step-downs beginning in month [30] if certain tests are met.












         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-3


Pool A
Pre-funding Account:    On the Settlement Date, an aggregate cash amount (the
                        "Pool A Pre-funded Amount"), which will equal approximately [$70,000,000] will be deposited in the Pool A Pre-funding Account. During the period ("the
                        Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool A Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or
                        (iii) [90] days from the Settlement Date, the Pool A
                        Pre-funding Amount will remain in the Pool A
                        Pre-funding Account. The Pool A Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing Agreement. Any Pool A
                        Pre-funded Amount remaining at the end of the Funding
                        Period (net of reinvestment income payable to the Class R Certificateholders) will be distributed to the Fixed Rate Certificateholders on the December 25, 1998
                        Distribution Date as a partial prepayment of principal of such Certificates.

Pool B
Pre-funding Account:    There will not be any Pre-funding Account for Pool B.
                        Pool B will be entirely funded with collateral on the Settlement Date.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   The Fixed Rate Certificates will not be ERISA eligible
                        during the Funding Period. However, the Fixed Rate
                        Certificates may be ERISA eligible after the Funding
                        Period.

                        The Floating Rate Certificates may be ERISA eligible.

                        Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Certificates.

Taxation:               REMIC.

Legal Investment:       None of the Class A Certificates will be SMMEA-eligible.

Certificates Ratings:   S&P:     "AAA" for all Class A Certificates.
                        Moody's: "Aaa" for all Class A Certificates.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469, Shelby Carvalho
                                 at (212) 778-4127 or
                                 Katya Sverdlov at (212) 778-8038.
                        FSG:     Januar Laude at (212) 778-7176 or YQ Zhang
                                 at (212) 778-1196.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO KATYA SVERDLOV AT:

                        IMPACT ID:  SVERDLOV
                        CCMAIL:     KATYA_SVERDLOV@PRUSEC.COM






         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS983 CONFORMING
     -  Cut Off Date of Tape is  08/21/98
     -  Fixed
     -      $73,051,622.82
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,049

Aggregate Unpaid Principal Balance:                $73,051,622.82
Aggregate Original Principal Balance:              $73,106,987.47

Weighted Average Net Coupon:                              10.840%
Net Coupon Range:                               7.490% -  16.000%

Weighted Average Gross Coupon:                            11.340%
Gross Coupon Range:                             7.990% -  16.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $69,639.30
Average Original Principal Balance:                    $69,692.08

Maximum Unpaid Principal Balance:                     $225,000.00
Minimum Unpaid Principal Balance:                       $9,992.72

Maximum Original Principal Balance:                   $225,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          252.467
Stated Rem Term Range:                          36.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        299.985
Amortized Rem Term Range:                       35.999 -  360.098

Weighted Average Age (Original Term - Rem Term):            0.378
Age Range:                                       0.000 -    4.000

Weighted Average Original Term:                           252.845
Original Term Range:                            36.000 -  360.000

Weighted Average Combined LTV:                             76.182
Combined LTV Range:                             8.330% -  90.000%

--------------------------------------------------------------------------------








         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 7.75% < Gross Coupon <=  8.00%          4          375,702.66          0.51
 8.00% < Gross Coupon <=  8.25%          1           90,000.00          0.12
 8.25% < Gross Coupon <=  8.50%         18        1,779,557.24          2.44
 8.50% < Gross Coupon <=  8.75%          7          588,168.07          0.81
 8.75% < Gross Coupon <=  9.00%         27        1,810,685.86          2.48
 9.00% < Gross Coupon <=  9.25%         12        1,023,805.96          1.40
 9.25% < Gross Coupon <=  9.50%         73        5,257,763.79          7.20
 9.50% < Gross Coupon <=  9.75%         36        2,354,931.27          3.22
 9.75% < Gross Coupon <= 10.00%         73        6,370,967.88          8.72
10.00% < Gross Coupon <= 10.25%         18        1,717,167.20          2.35
10.25% < Gross Coupon <= 10.50%         89        7,096,803.94          9.71
10.50% < Gross Coupon <= 10.75%         28        2,065,957.22          2.83
10.75% < Gross Coupon <= 11.00%        124        9,689,259.69         13.26
11.00% < Gross Coupon <= 11.25%         19        1,428,580.64          1.96
11.25% < Gross Coupon <= 11.50%         68        5,574,266.52          7.63
11.50% < Gross Coupon <= 11.75%         52        2,790,263.16          3.82
11.75% < Gross Coupon <= 12.00%        110        6,977,155.15          9.55
12.00% < Gross Coupon <= 12.25%         21        1,068,831.23          1.46
12.25% < Gross Coupon <= 12.50%         39        1,883,484.22          2.58
12.50% < Gross Coupon <= 12.75%          9          388,642.34          0.53
12.75% < Gross Coupon <= 13.00%         55        3,052,779.86          4.18
13.00% < Gross Coupon <= 13.25%          8          595,912.85          0.82
13.25% < Gross Coupon <= 13.50%         21        1,023,248.53          1.40
13.50% < Gross Coupon <= 13.75%          3           90,600.00          0.12
13.75% < Gross Coupon <= 14.00%         28        1,545,190.84          2.12
14.00% < Gross Coupon <= 14.25%          4          136,498.05          0.19
14.25% < Gross Coupon <= 14.50%          2          262,700.00          0.36
14.50% < Gross Coupon <= 14.75%          2           58,683.24          0.08
14.75% < Gross Coupon <= 15.00%          5          150,466.27          0.21
15.00% < Gross Coupon <= 15.25%          1          100,000.00          0.14
15.25% < Gross Coupon <= 15.50%          2           85,000.00          0.12
15.50% < Gross Coupon <= 15.75%          3          180,000.00          0.25
15.75% < Gross Coupon <= 16.00%         80        5,102,830.46          6.99
16.00% < Gross Coupon <= 16.25%          6          300,718.68          0.41
16.25% < Gross Coupon <= 16.50%          1           35,000.00          0.05
-------------------------------------------------------------------------------
Total..........                       1049     $     73,051,622.82    100.00%
===============================================================================












         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                ORIGINAL TERM


                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

 24 < Orig. Term <=  36        1          15,000.00           0.02%
 48 < Orig. Term <=  60       29         756,316.40           1.04%
 60 < Orig. Term <=  72        2          26,000.00           0.04%
 72 < Orig. Term <=  84       10         458,764.22           0.63%
 84 < Orig. Term <=  96        3          73,970.05           0.10%
 96 < Orig. Term <= 108        3          80,640.28           0.11%
108 < Orig. Term <= 120       73       2,282,127.28           3.12%
132 < Orig. Term <= 144        4         233,321.31           0.32%
168 < Orig. Term <= 180      459      30,615,029.38          41.91%
180 < Orig. Term <= 192        2         222,500.00           0.30%
192 < Orig. Term <= 204        1          60,000.00           0.08%
228 < Orig. Term <= 240      169      10,072,965.46          13.79%
240 < Orig. Term <= 252        1          64,000.00           0.09%
288 < Orig. Term <= 300       10         503,630.09           0.69%
312 < Orig. Term <= 324        1         144,000.00           0.20%
324 < Orig. Term <= 336        2         140,000.00           0.19%
336 < Orig. Term <= 348       14       1,014,746.52           1.39%
348 < Orig. Term <= 360      265      26,288,611.83          35.99%
-------------------------------------------------------------------
Total............        1,049        73,051,622.82         100.00%
===================================================================




                     REMAINING MONTHS TO STATED MATURITY


                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 24 < Rem Term <=  36          1          15,000.00           0.02%
 48 < Rem Term <=  60         29         756,316.40           1.04%
 60 < Rem Term <=  72          2          26,000.00           0.04%
 72 < Rem Term <=  84         10         458,764.22           0.63%
 84 < Rem Term <=  96          3          73,970.05           0.10%
 96 < Rem Term <= 108          3          80,640.28           0.11%
108 < Rem Term <= 120         73       2,282,127.28           3.12%
132 < Rem Term <= 144          4         233,321.31           0.32%
168 < Rem Term <= 180        459      30,615,029.38          41.91%
180 < Rem Term <= 192          2         222,500.00           0.30%
192 < Rem Term <= 204          1          60,000.00           0.08%
228 < Rem Term <= 240        169      10,072,965.46          13.79%
240 < Rem Term <= 252          1          64,000.00           0.09%
288 < Rem Term <= 300         10         503,630.09           0.69%
312 < Rem Term <= 324          1         144,000.00           0.20%
324 < Rem Term <= 336          2         140,000.00           0.19%
336 < Rem Term <= 348         14       1,014,746.52           1.39%
348 < Rem Term <= 360        265      26,288,611.83          35.99%
-------------------------------------------------------------------
Total............        1,049        73,051,622.82         100.00%
===================================================================







         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

  5.000 < CLTV <=  10.000                 1          15,000.00       0.02
 10.000 < CLTV <=  15.000                 4          72,696.19       0.10
 15.000 < CLTV <=  20.000                 9         198,944.77       0.27
 20.000 < CLTV <=  25.000                18         655,620.31       0.90
 25.000 < CLTV <=  30.000                 9         334,568.21       0.46
 30.000 < CLTV <=  35.000                19         682,027.01       0.93
 35.000 < CLTV <=  40.000                20         842,235.71       1.15
 40.000 < CLTV <=  45.000                20       1,026,064.12       1.40
 45.000 < CLTV <=  50.000                33       1,810,138.06       2.48
 50.000 < CLTV <=  55.000                36       1,676,111.77       2.29
 55.000 < CLTV <=  60.000                43       2,687,630.97       3.68
 60.000 < CLTV <=  65.000                51       3,303,448.03       4.52
 65.000 < CLTV <=  70.000                82       5,211,533.42       7.13
 70.000 < CLTV <=  75.000               116       7,856,066.90      10.75
 75.000 < CLTV <=  80.000               202      14,244,185.52      19.50
 80.000 < CLTV <=  85.000               196      13,400,699.04      18.34
 85.000 < CLTV <=  90.000               190      19,034,652.79      26.06
--------------------------------------------------------------------------
Total....................             1,049     $73,051,622.82     100.00%
==========================================================================

























         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       9           89,992.72       0.12
    10,000 < Balance <=    15,000      31          412,078.24       0.56
    15,000 < Balance <=    20,000      60        1,084,054.70       1.48
    20,000 < Balance <=    25,000      65        1,520,663.68       2.08
    25,000 < Balance <=    30,000      69        1,955,983.16       2.68
    30,000 < Balance <=    35,000      55        1,824,766.57       2.50
    35,000 < Balance <=    40,000      71        2,685,113.64       3.68
    40,000 < Balance <=    45,000      48        2,090,156.67       2.86
    45,000 < Balance <=    50,000      48        2,313,765.47       3.17
    50,000 < Balance <=    55,000      45        2,380,255.30       3.26
    55,000 < Balance <=    60,000      64        3,704,872.91       5.07
    60,000 < Balance <=    65,000      43        2,712,353.69       3.71
    65,000 < Balance <=    70,000      37        2,507,505.04       3.43
    70,000 < Balance <=    75,000      35        2,539,331.09       3.48
    75,000 < Balance <=    80,000      37        2,883,894.15       3.95
    80,000 < Balance <=    85,000      23        1,900,880.36       2.60
    85,000 < Balance <=    90,000      25        2,194,712.15       3.00
    90,000 < Balance <=    95,000      14        1,304,234.74       1.79
    95,000 < Balance <=   100,000      30        2,942,871.50       4.03
   100,000 < Balance <=   105,000      14        1,443,746.80       1.98
   105,000 < Balance <=   110,000      23        2,473,831.10       3.39
   110,000 < Balance <=   115,000      18        2,021,045.83       2.77
   115,000 < Balance <=   120,000      26        3,061,343.28       4.19
   120,000 < Balance <=   125,000      22        2,701,353.50       3.70
   125,000 < Balance <=   130,000      15        1,913,818.53       2.62
   130,000 < Balance <=   135,000      15        1,996,949.83       2.73
   135,000 < Balance <=   140,000       6          820,365.00       1.12
   140,000 < Balance <=   145,000      14        1,999,716.96       2.74
   145,000 < Balance <=   150,000      12        1,781,281.95       2.44
   150,000 < Balance <=   200,000      54        9,313,299.07      12.75
   200,000 < Balance <=   250,000      21        4,477,385.19       6.13
--------------------------------------------------------------------------
Total....................           1049      $ 73,051,622.82     100.00%
==========================================================================





















         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       9           89,992.72       0.12
    10,000 < Balance <=    15,000      31          412,078.24       0.56
    15,000 < Balance <=    20,000      60        1,084,054.70       1.48
    20,000 < Balance <=    25,000      65        1,520,663.68       2.08
    25,000 < Balance <=    30,000      69        1,955,983.16       2.68
    30,000 < Balance <=    35,000      56        1,859,566.57       2.55
    35,000 < Balance <=    40,000      70        2,650,313.64       3.63
    40,000 < Balance <=    45,000      48        2,090,156.67       2.86
    45,000 < Balance <=    50,000      49        2,363,629.29       3.24
    50,000 < Balance <=    55,000      44        2,330,391.48       3.19
    55,000 < Balance <=    60,000      64        3,704,872.91       5.07
    60,000 < Balance <=    65,000      43        2,712,353.69       3.71
    65,000 < Balance <=    70,000      37        2,507,505.04       3.43
    70,000 < Balance <=    75,000      35        2,539,331.09       3.48
    75,000 < Balance <=    80,000      37        2,883,894.15       3.95
    80,000 < Balance <=    85,000      23        1,900,880.36       2.60
    85,000 < Balance <=    90,000      25        2,194,712.15       3.00
    90,000 < Balance <=    95,000      14        1,304,234.74       1.79
    95,000 < Balance <=   100,000      30        2,942,871.50       4.03
   100,000 < Balance <=   105,000      14        1,443,746.80       1.98
   105,000 < Balance <=   110,000      23        2,473,831.10       3.39
   110,000 < Balance <=   115,000      18        2,021,045.83       2.77
   115,000 < Balance <=   120,000      26        3,061,343.28       4.19
   120,000 < Balance <=   125,000      22        2,701,353.50       3.70
   125,000 < Balance <=   130,000      15        1,913,818.53       2.62
   130,000 < Balance <=   135,000      15        1,996,949.83       2.73
   135,000 < Balance <=   140,000       6          820,365.00       1.12
   140,000 < Balance <=   145,000      14        1,999,716.96       2.74
   145,000 < Balance <=   150,000      12        1,781,281.95       2.44
   150,000 < Balance <=   200,000      54        9,313,299.07      12.75
   200,000 < Balance <=   250,000      21        4,477,385.19       6.13
--------------------------------------------------------------------------
Total....................           1049      $ 73,051,622.82     100.00%
==========================================================================















         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

             GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Colorado                   1                  60,000.00         0.08
Connecticut               17                 925,266.51         1.27
Delaware                  22               1,728,025.13         2.37
Florida                   54               4,382,775.09         6.00
Georgia                  105               6,700,020.28         9.17
Illinois                  11               1,018,499.74         1.39
Indiana                    3                 190,600.00         0.26
Maryland                  25               1,801,293.69         2.47
Michigan                   1                  42,903.02         0.06
Mississippi               16                 892,854.40         1.22
New Jersey               277              20,119,873.43        27.54
New York                 146              14,115,272.31        19.32
North Carolina            12                 695,666.93         0.95
Ohio                      27               1,401,611.15         1.92
Pennsylvania             304              16,954,616.55        23.21
South Carolina             4                 195,734.57         0.27
Tennessee                  8                 420,563.25         0.58
Virginia                  16               1,406,046.77         1.92
--------------------------------------------------------------------------
Total...............    1049            $ 73,051,622.82       100.00%
==========================================================================




                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Mixed Use                         31         2,248,814.11       3.08
PUD                                8           480,896.32       0.66
Commercial                         9           777,581.13       1.06
Townhouses                        99         4,490,631.96       6.15
2-4 Family                        86         8,016,299.14      10.97
Condominiums                      16           711,734.61       0.97
Single Family Detached           793        55,906,679.32      76.53
Mobile Home                        6           198,986.23       0.27
5+ Family                          1           220,000.00       0.30
--------------------------------------------------------------------------
Total...............            1049      $ 73,051,622.82     100.00%
==========================================================================












         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                    930       65,458,924.45          89.61
Investor                       65        3,765,779.73           5.15
Vacation/Second Home           14          800,523.40           1.10
Business                       40        3,026,395.24           4.14
--------------------------------------------------------------------------
Total..................      1049   $   73,051,622.82         100.00%
==========================================================================




                                 LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        812              65,264,916.82        89.34
2                        237               7,786,706.00        10.66
--------------------------------------------------------------------------
Total...............    1049            $ 73,051,622.82       100.00%
==========================================================================




                   LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 741    50,454,874.87          69.07
Partially Amortizing             308    22,596,747.95          30.93
--------------------------------------------------------------------------
Total..................         1049  $ 73,051,622.82         100.00%
==========================================================================
















         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS983 NONCONFORMING
     -  Cut Off Date of Tape is  08/21/98
     -  Fixed
     -      $13,431,312.08
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                      67

Aggregate Unpaid Principal Balance:                $13,431,312.08
Aggregate Original Principal Balance:              $13,441,255.00

Weighted Average Net Coupon:                              11.633%
Net Coupon Range:                               8.490% -  15.490%

Weighted Average Gross Coupon:                            12.133%
Gross Coupon Range:                             8.990% -  15.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $200,467.34
Average Original Principal Balance:                   $200,615.75

Maximum Unpaid Principal Balance:                     $380,000.00
Minimum Unpaid Principal Balance:                      $24,000.00

Maximum Original Principal Balance:                   $380,000.00
Minimum Original Principal Balance:                    $24,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          243.497
Stated Rem Term Range:                         119.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        315.524
Amortized Rem Term Range:                      118.963 -  360.009

Weighted Average Age (Original Term - Rem Term):            0.393
Age Range:                                       0.000 -    3.000

Weighted Average Original Term:                           243.890
Original Term Range:                           120.000 -  360.000

Weighted Average Combined LTV:                             72.054
Combined LTV Range:                            25.910% -  90.680%

--------------------------------------------------------------------------------

















         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 8.75% < Gross Coupon <=  9.00%          7        1,580,626.44         11.77
 9.00% < Gross Coupon <=  9.25%          1          340,000.00          2.53
 9.50% < Gross Coupon <=  9.75%          3          785,090.15          5.85
 9.75% < Gross Coupon <= 10.00%          3          795,482.01          5.92
10.00% < Gross Coupon <= 10.25%          3          865,915.46          6.45
10.50% < Gross Coupon <= 10.75%          3          718,491.79          5.35
10.75% < Gross Coupon <= 11.00%          9        2,036,855.11         15.16
11.00% < Gross Coupon <= 11.25%          1           54,600.00          0.41
11.25% < Gross Coupon <= 11.50%          2          391,500.00          2.91
11.50% < Gross Coupon <= 11.75%          2          367,000.00          2.73
11.75% < Gross Coupon <= 12.00%          1          274,000.00          2.04
12.00% < Gross Coupon <= 12.25%          1           25,000.00          0.19
12.25% < Gross Coupon <= 12.50%          3          212,825.38          1.58
12.75% < Gross Coupon <= 13.00%          5          829,801.00          6.18
13.00% < Gross Coupon <= 13.25%          1           60,000.00          0.45
13.75% < Gross Coupon <= 14.00%          2          565,500.00          4.21
14.75% < Gross Coupon <= 15.00%          1           94,000.00          0.70
15.50% < Gross Coupon <= 15.75%          5          805,745.16          6.00
15.75% < Gross Coupon <= 16.00%         14        2,628,879.58         19.57
-------------------------------------------------------------------------------
Total..........                         67     $ 13,431,312.08        100.00%
===============================================================================

























         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                ORIGINAL TERM


                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

108 < Orig. Term <= 120        2         214,825.38           1.60%
168 < Orig. Term <= 180       40       7,979,284.83          59.41%
228 < Orig. Term <= 240        7         597,351.61           4.45%
348 < Orig. Term <= 360       18       4,639,850.26          34.55%
-------------------------------------------------------------------
Total............           67        13,431,312.08         100.00%
===================================================================




                     REMAINING MONTHS TO STATED MATURITY


                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120          2         214,825.38           1.60%
168 < Rem Term <= 180         40       7,979,284.83          59.41%
228 < Rem Term <= 240          7         597,351.61           4.45%
348 < Rem Term <= 360         18       4,639,850.26          34.55%
-------------------------------------------------------------------
Total............           67        13,431,312.08         100.00%
===================================================================




                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

 25.000 < CLTV <=  30.000                 2         384,613.81       2.86
 40.000 < CLTV <=  45.000                 1         265,000.00       1.97
 45.000 < CLTV <=  50.000                 3         940,000.00       7.00
 50.000 < CLTV <=  55.000                 1         350,000.00       2.61
 55.000 < CLTV <=  60.000                 4         696,536.67       5.19
 60.000 < CLTV <=  65.000                 4         651,973.10       4.85
 65.000 < CLTV <=  70.000                 9       1,974,094.13      14.70
 70.000 < CLTV <=  75.000                13       2,153,953.60      16.04
 75.000 < CLTV <=  80.000                 7       1,466,726.44      10.92
 80.000 < CLTV <=  85.000                14       2,625,423.65      19.55
 85.000 < CLTV <=  90.000                 7       1,737,165.30      12.93
 90.000 < CLTV <=  95.000                 2         185,825.38       1.38
--------------------------------------------------------------------------
Total....................                67     $13,431,312.08     100.00%
==========================================================================








         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

    20,000 < Balance <=    25,000       2           49,000.00       0.36
    25,000 < Balance <=    30,000       1           29,987.28       0.22
    35,000 < Balance <=    40,000       3          119,735.63       0.89
    40,000 < Balance <=    45,000       1           42,764.33       0.32
    50,000 < Balance <=    55,000       1           54,600.00       0.41
    55,000 < Balance <=    60,000       4          234,411.71       1.75
    60,000 < Balance <=    65,000       1           65,000.00       0.48
    65,000 < Balance <=    70,000       2          139,933.45       1.04
    75,000 < Balance <=    80,000       1           79,000.00       0.59
    85,000 < Balance <=    90,000       1           89,536.67       0.67
    90,000 < Balance <=    95,000       1           94,000.00       0.70
    95,000 < Balance <=   100,000       1          100,000.00       0.74
   100,000 < Balance <=   105,000       2          207,000.00       1.54
   105,000 < Balance <=   110,000       1          108,000.00       0.80
   115,000 < Balance <=   120,000       2          239,626.44       1.78
   145,000 < Balance <=   150,000       2          292,000.00       2.17
   150,000 < Balance <=   200,000       3          512,094.13       3.81
   200,000 < Balance <=   250,000      11        2,557,847.91      19.04
   250,000 < Balance <=   300,000      12        3,375,223.71      25.13
   300,000 < Balance <=   350,000      13        4,294,050.82      31.97
   350,000 < Balance <=   400,000       2          747,500.00       5.57
--------------------------------------------------------------------------
Total....................             67      $ 13,431,312.08     100.00%
==========================================================================



                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

    20,000 < Balance <=    25,000       2           49,000.00       0.36
    25,000 < Balance <=    30,000       1           29,987.28       0.22
    35,000 < Balance <=    40,000       3          119,735.63       0.89
    40,000 < Balance <=    45,000       1           42,764.33       0.32
    50,000 < Balance <=    55,000       1           54,600.00       0.41
    55,000 < Balance <=    60,000       4          234,411.71       1.75
    60,000 < Balance <=    65,000       1           65,000.00       0.48
    65,000 < Balance <=    70,000       2          139,933.45       1.04
    75,000 < Balance <=    80,000       1           79,000.00       0.59
    85,000 < Balance <=    90,000       1           89,536.67       0.67
    90,000 < Balance <=    95,000       1           94,000.00       0.70
    95,000 < Balance <=   100,000       1          100,000.00       0.74
   100,000 < Balance <=   105,000       2          207,000.00       1.54
   105,000 < Balance <=   110,000       1          108,000.00       0.80
   115,000 < Balance <=   120,000       2          239,626.44       1.78
   145,000 < Balance <=   150,000       2          292,000.00       2.17
   150,000 < Balance <=   200,000       3          512,094.13       3.81
   200,000 < Balance <=   250,000      11        2,557,847.91      19.04
   250,000 < Balance <=   300,000      12        3,375,223.71      25.13
   300,000 < Balance <=   350,000      13        4,294,050.82      31.97
   350,000 < Balance <=   400,000       2          747,500.00       5.57
--------------------------------------------------------------------------
Total....................             67      $ 13,431,312.08     100.00%
==========================================================================




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Connecticut                2                 482,000.00         3.59
Georgia                    6               1,643,200.00        12.23
Maryland                   1                 310,891.79         2.31
New Jersey                24               4,550,286.66        33.88
New York                  19               3,687,415.17        27.45
Ohio                       2                 279,000.00         2.08
Pennsylvania              11               2,255,518.46        16.79
Virginia                   2                 223,000.00         1.66
--------------------------------------------------------------------------
Total...............      67            $ 13,431,312.08       100.00%
==========================================================================




                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Mixed Use                          6         1,222,355.52       9.10
PUD                                1           297,109.90       2.21
Commercial                         3           724,150.48       5.39
2-4 Family                         3           537,000.00       4.00
Condominiums                       1            70,000.00       0.52
Single Family Detached            52        10,300,696.18      76.69
5+ Family                          1           280,000.00       2.08
--------------------------------------------------------------------------
Total...............              67      $ 13,431,312.08     100.00%
==========================================================================




                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                     55       10,852,179.64          80.80
Investor                        2          513,000.00           3.82
Vacation/Second Home            1          119,626.44           0.89
Business                        9        1,946,506.00          14.49
--------------------------------------------------------------------------
Total..................        67   $   13,431,312.08         100.00%
==========================================================================









         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                 LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                         34               9,952,622.44        74.10
2                         33               3,478,689.64        25.90
--------------------------------------------------------------------------
Total...............      67            $ 13,431,312.08       100.00%
==========================================================================




                   LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                  45     7,922,654.73          58.99
Partially Amortizing              22     5,508,657.35          41.01
--------------------------------------------------------------------------
Total..................           67  $ 13,431,312.08         100.00%
==========================================================================
























         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.